                                                                    Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of February 13, 1997, between TMBR/Sharp Drilling, Inc., a Texas corporation (the "Company"), and the persons whose names are set forth on Annex I hereto (such persons being referred to herein individually as a "Buyer" and collectively as "Buyers").

         WHEREAS, the Company desires to sell to Buyers, and Buyers desire to purchase from the Company, shares of Common Stock, par value $.10 per share, of the Company ("Common Stock");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and Buyers hereby agree as follows:

                                   ARTICLE I

                            TERMS OF THE TRANSACTION

         1.1 Agreement to Sell and to Purchase Shares. At the Closing (as hereinafter defined), and on the terms and subject to the conditions set forth in this Agreement, the Company shall sell and deliver to each Buyer, and each Buyer shall purchase and accept from the Company, the number of shares of Common Stock set forth opposite the name of such Buyer on Annex I hereto (collectively, the "Shares").

         1.2 Purchase Price and Payment; Escrow. The purchase price for the Shares shall be $11.00 per Share (the "Purchase Price"). The total Purchase Price payable by each Buyer for the Shares to be purchased by it is set forth opposite the name of such Buyer on Annex I hereto and shall be paid by each Buyer on or before the Closing Date (as hereinafter defined) (i) by check finally paid or (ii) in immediately available funds by confirmed wire transfer to a bank account designated by NORWEST BANK TEXAS, MIDLAND, N.A., as escrow agent for the Company.

                                   ARTICLE II

                            CLOSING AND CLOSING DATE

         The closing of the transactions contemplated hereby (the "Closing") shall take place (i) at the offices of Lynch, Chappell & Alsup, a professional corporation, The Summit, Suite 700, 300 North Marienfeld, Midland, Texas, at 9:00 a.m., local time, on February 7, 1997, or (ii) at such other time or place or on such other date as the parties hereto shall agree, and shall be contingent upon (x) reaching a definitive agreement with respect to the sale of, and (y) receipt by NORWEST BANK TEXAS, MIDLAND, N.A., as escrow agent for the Company, of the total Purchase Price for the Shares. The date on which the Closing is required to take place is herein referred to as the "Closing Date".

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Buyer, as of the date hereof and as of the Closing Date, that:

         3.1 Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted.

         3.2 Qualification. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except jurisdictions in which the failure to be so qualified or licensed would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company.

         3.3     Capitalization of the Company.

         (a) The authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, par value $.10 per share, of which, as of the date hereof, 3,703,086 shares are outstanding, and (ii) 10,000,000 shares of Preferred Stock, par value $.10 per share, of which, as of the date hereof, no shares are outstanding. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. As of the date hereof, (i) an aggregate of 939,800 shares of Common Stock are issuable upon the exercise of outstanding options granted to certain employees and directors of the Company, and (ii) an aggregate of up to five percent (5%) of the Shares are reserved for issuance and are issuable upon the exercise of stock purchase warrants to be issued by the Company to Rauscher Pierce Refsnes, Inc. on the Closing Date. As of the date hereof, options to purchase an aggregate of 285,000 shares of the Company's Common Stock remain available to be granted under the Company's 1994 Stock Option Plan.

         (b) Except as set forth above in paragraph (a) of this Section 3.3 and as contemplated by this Agreement, and except for shares of Common Stock offered or sold by the Company to other investors pursuant to the Company's Confidential Private Placement Memorandum dated January 31, 1997, there are outstanding (i) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company, (iii) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Company.

         3.4 Authority Relative to This Agreement. The Company has full corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by
(i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances, and (iii) public policy considerations with respect to the enforceability of rights of indemnification.

         3.5 Noncontravention. The execution, delivery, and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation, as amended, or Bylaws of the Company, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the filing of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which the Company is a party or by which the Company or any of its properties may be bound, (iii) result in the creation or imposition of any lien or encumbrance upon the properties of the Company, or (iv) assuming compliance with the matters referred to in Section 3.6, violate any Applicable Law (as hereinafter defined) binding upon the Company, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, liens, or encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company or on the ability of the Company to consummate the transaction contemplated hereby.

         3.6 Governmental Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity (as hereinafter defined) is required to be obtained or made by the Company in connection with the execution, delivery, or performance by the Company of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable requirements of the Securities Act (as hereinafter defined);
(ii) compliance with any applicable requirements of the Exchange Act (as hereinafter defined); (iii) compliance with any applicable state securities laws; and (iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company or on the ability of the Company to consummate the transactions contemplated hereby. The representations and warranties of the Company contained in this Section 3.6, insofar as such representations and warranties pertain to compliance by the Company with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of Buyers contained in Sections 4.6, 4.7, 4.8, 4.9 and 4.10.

         3.7 Authorization of Issuance. The Shares have been duly authorized for issuance and, when issued and delivered by the Company in accordance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable. The issuance of the Shares is not subject to any preemptive or similar rights.

         3.8     Subsidiaries.  The Company has no subsidiaries.

         3.9     Private Placement Memorandum; SEC Filings.

         (a) None of the information contained in the Company's Confidential Private Placement Memorandum dated January 31, 1997 relating to the private placement of the Shares, as the same may have been supplemented or amended from time to time (the "Private Placement Memorandum"), as of such date or as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to made the statements contained therein, in light of the circumstances under which they are made, not misleading.

         (b) The Company has delivered to each Buyer an accurate and complete copy of (i) the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996, (ii) the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996, (iii) the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1996, and (iv) upon request of any Buyer, the Company will deliver to such Buyer an accurate and complete copy of the Company's Proxy Statement dated July 29, 1996, relating to the annual meeting of shareholders of the Company held on August 29, 1996, in each case in the form filed by the Company with the Securities and Exchange Commission (collectively, the "SEC Filings"). None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, as of the date of filing thereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the SEC Filings present fairly, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of the Company as of the dates thereof and its results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

         3.10 Absence of Undisclosed Liabilities. Except as and to the extent disclosed in the Private Placement Memorandum and SEC Filings, (a) as of December 31, 1996, the Company had no liabilities or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise) material to the Company, and (b) since December 31, 1996, the Company has not incurred any such material liabilities or obligations, other than those incurred in the ordinary course of business.

         3.11 Absence of Certain Changes. Except as disclosed in the Private Placement Memorandum and the SEC Filings, since December 31, 1996, there has not been any material adverse change in the business, assets, results of operations, or financial condition of the Company.

         3.12 Scope of Representations and Warranties. Except as set forth in this Agreement, the Company makes no representations or warranties to Buyers and hereby disclaims all liability and responsibility for any representation, warranty, statement, or information made or communicated (orally or in writing) to any Buyer (including but not limited to any opinion, information, projection, or advice that may have been provided to Buyers by any officer, director, employee, agent, consultant or representative of the Company or of the Company's placement agent, Rauscher Pierce Refsnes, Inc.).

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

         Each Buyer severally (and not jointly) represents and warrants to the Company that:

         4.1 Organization. If Buyer is a corporation, such Buyer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. If Buyer is a partnership, such Buyer is duly formed and validly existing as a partnership under the laws of the jurisdiction of its formation.

         4.2 Social Security Number or Tax Identification Number. The social security number of each Buyer, or taxpayer identification number, if Buyer is a corporation or partnership, is set forth opposite the name of each Buyer on Annex I. Buyer is not subject to withholding with respect to reportable interests, dividends or certain other payments as required by the Internal Revenue Code of 1986, as amended.

         4.3 Authority Relative to This Agreement. Buyer has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. If Buyer is a corporation or partnership, the execution, delivery, and performance by Buyer of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate or partnership action of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances, and (iii) public policy considerations with respect to the enforceability of rights of indemnification.

         4.4 Noncontravention. The execution, delivery, and performance by Buyer of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) if Buyer is a corporation or partnership, conflict with or result in a violation of any provision of the charter, bylaws, or similar organizational documents of Buyer, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (iii) result in the creation or imposition of any lien or encumbrance upon the properties of Buyer, or (iv) violate any Applicable Law binding upon Buyer, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, liens, or encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Buyer or on the ability of Buyer to consummate the transactions contemplated hereby.

         4.5 Governmental Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement or the consummation by it of the transactions contemplated hereby.

         4.6 Investment Intent. Buyer is acquiring the Shares to be purchased by it for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof. Buyer will not sell or offer for sale the Shares except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering such Shares, or (ii) pursuant to an opinion by counsel for the Company or other counsel reasonably satisfactory to the Company to the effect that registration is not required by reason of any applicable exemption under the Securities Act. In acquiring such Shares, Buyer is not offering or selling, and will not offer or sell such Shares, for the Company in connection with any distribution thereof, and Buyer does not have a participation and will not participate in any such offer or sale or in any underwriting of such an offer or sale except in compliance with applicable federal and state securities laws.


         4.7 Disclosure of Information. Buyer acknowledges that it or its representatives have been furnished with substantially the same kind of information regarding the Company and its business, assets, results of operations, and financial condition as would be contained in a registration statement prepared in connection with a public sale of the Shares. Buyer further represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, and financial condition and the terms and conditions of the issuance of the Shares.

         4.8     Investment Experience: Accredited Investor.   Buyer
acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a prospective investment in the Shares. Buyer represents that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act). If Buyer is a corporation or partnership, Buyer further represents that it has not been organized for the purpose of acquiring the Shares.

         4.9 Restricted Securities. Buyer understands that, upon the issuance thereof, the Shares purchased by it will not have been registered pursuant to the Securities Act or any applicable state securities laws, that such securities will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations such securities cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Buyer represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Shares.

         4.10 Legend. It is agreed and understood by Buyer that the certificates representing the Shares to be purchased by it shall each conspicuously set forth on the face or back thereof, in addition to any other legends required by agreement or Applicable Law, a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY ARE FIRST SO REGISTERED OR UNLESS COUNSEL FOR THE COMPANY OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SHALL HAVE RENDERED AN OPINION REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

         5.1 Public Announcements. Neither Buyers nor any of their respective affiliates shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company.

         5.2 NASDAQ Listing. The Company has made application to the NASDAQ National Market System for the listing thereon of the Shares and shall use its best efforts to have the Shares listed within two weeks of the Closing Date.

         5.3     Registration Rights.

         (a) Registration of Shares. Subject to the occurrence of the Closing and the terms and provisions of this Agreement, the Company shall use its best efforts to register the Shares with the Securities and Exchange Commission (the "Commission") under the Securities Act to the extent requisite to permit the sale or other disposition thereof by Buyers.

         (b) Registration Procedures. The best efforts of the Company under Section 5.3(a) shall mean that the Company will, subject to the terms and provisions of this Section 5.3, use its best efforts to:

                 (1) prepare and file with the Commission within 30 days following the Closing a registration statement (the "Registration Statement") covering the Shares and cause the Registration Statement to become effective and to remain effective for so long as may reasonably be necessary to complete the sale or other disposition of the Shares, provided that the Company shall not in any event be required to use its best efforts to maintain the effectiveness of the Registration Statement for a period in excess of two years from the Closing Date;

                 (2) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act, with respect to the sale or other disposition of the Shares whenever Buyers shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Section 5.3;

                 (3) furnish to each Buyer such numbers of copies of the Registration Statement, the prospectus contained therein (including each preliminary prospectus), and each amendment and supplement to the Registration Statement and such prospectus , in conformity with the requirements of the Securities Act, as such Buyer may reasonably request in order to facilitate the sale or other disposition of the Shares;

                 (4) register or qualify the Shares for sale under the securities or blue sky laws of such states as Buyers may reasonably request (except to the extent exemptions from such registration or qualification are available), and do any and all other acts and things that may reasonably be necessary under such securities or blue sky laws to enable Buyers to consummate the sale or other disposition of the Shares in such states, provided that the Company shall not in any event be required to register or qualify the Shares for sale under the securities or blue sky laws of more than a total of ten states, and provided further, that the Company shall not in any event be required to keep any such registration or qualification in effect after the expiration of the period during which the Company maintains the effectiveness of the Registration Statement and shall not for any such purpose be required to qualify to do business as a foreign corporation in any state wherein it is not so qualified or to subject itself to taxation in any such state; and

                 (5) before filing the Registration Statement, any prospectus to be used in connection with the offering to be conducted pursuant to the Registration Statement, or any amendments or supplements to the Registration Statement or such prospectus with the Commission, furnish each Buyer with copies of all such documents proposed to be filed.

         (c) Required Information. The Company shall not be required to use its best efforts to register, or maintain the effectiveness of any registration of, Shares of a Buyer under the Securities Act or the securities or blue sky laws of any states unless and until such Buyer furnishes to the Company such information regarding such Buyer and its Shares and the intended method of disposition of such Shares as the Company may reasonably request in order to satisfy the requirements applicable to such registration.

         (d) Limitations on Registration. The rights of Buyers pursuant to this Section 5.3 shall be subject to the following limitations:

                 (1) If at any time or from time to time during the effectiveness of the Registration Statement, the Company is engaged in or proposes to engage in a registered public offering of securities of the Company or any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by offers or sales of the Shares pursuant to the Registration Statement to the detriment of the Company, then Buyers shall, upon the written request of the Company, cease making offers and sales of the Shares pursuant to the Registration Statement (including sales pursuant to Rule 144 under the Securities Act) for the period of time specified by the Company, which period shall not
         (i) in the case of a registered public offering, exceed the period beginning ten days prior to the effective date of the registration statement relating to such offering and ending 120 days after such effective date, and (ii) in case of any other activity, exceed the period beginning ten days prior to, and ending 120 days after, the date of commencement of such other activity. Buyers agree to enter into such further agreements with the Company or any underwriter of securities of the Company deemed necessary by the Company or any such underwriter to carry out the purposes of this paragraph (1). The period of time that the Company is obligated to maintain the effectiveness of the Registration Statement hereunder shall be tolled during the period Buyers must cease making offers and sales of the Shares pursuant to the Company's request under this paragraph (1).

                 (2) The obligations of the Company pursuant to Sections 5.3(a) and (b) shall cease (i) as to Shares sold or otherwise disposed of pursuant to the Registration Statement, or sold or otherwise disposed of in any manner to a person which, by virtue of this Section 5.3, is not entitled to the rights provided by this Section 5.3, and
         (ii) as to Shares eligible for sale pursuant to Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar rule that may hereafter be adopted.

                 (3) In no event shall the Company be obligated to effect more than one registration of Shares under the Securities Act.

                 (4)      The rights and obligations of Buyers under this
         Section 5.3 may not be assigned or transferred to any person without the prior written consent of the Company.

         (e) Expenses of Registration. In connection with any registration of the Shares pursuant to the provisions of this Section 5.3, each Buyer shall pay any brokerage and underwriting discounts and commissions payable in respect of the Shares sold on such Buyer's behalf, all fees and expenses of any attorneys and accountants employed by such Buyer, and any other costs directly incurred by such Buyer, and the Company shall pay or cause to be paid and shall indemnify and hold harmless Buyers from and against any and all other costs and expenses incurred in connection with such registration and related blue sky registrations and qualifications.

         (f) Indemnification. In connection with any registration of the Shares pursuant to the provisions of this Section 5.3, the Company shall, to the extent permitted by Applicable Law, indemnify and hold harmless Buyers to the extent that companies generally indemnify and hold harmless underwriters in connection with public offerings under the Securities Act, and each Buyer shall indemnify and hold harmless the Company, each director and officer of the Company, and each person who controls the Company within the meaning of the Securities Act to the extent that selling shareholders generally indemnify and hold harmless issuers of securities in connection with public offerings under the Securities Act with respect to the information provided by such Buyer for use by the Company in the preparation of the Registration Statement.

         (g) Inclusion of Other Securities. Buyers acknowledge that the Registration Statement, and any prospectus used in connection with the offering conducted pursuant thereto, may cover, in addition to the Shares, other shares of Common Stock or other securities of the Company.

         5.4 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense.

         5.5 Indemnification of Brokerage. Each of the parties hereto agrees to indemnify and hold harmless each other party from and against any claim or demand for a commission or other compensation by any financial advisor, broker, agent, finder, or similar intermediary claiming to have been employed by or on behalf of such indemnifying party and to bear the cost of legal fees and expenses incurred in defending against any such claim or demand.

         5.6     Delivery of Information.  The Company will deliver to each
Buyer:

         (a) promptly upon the mailing or delivery thereto to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed or delivered; and

         (b) promptly upon the filing thereof, copies of reports on Forms 10-K (or their equivalents) which the Company shall have filed with the Commission or any similar reports filed with any state securities commission or office.

         5.7 Rule 144 Information. With a view to making available to each Buyer the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Buyers to sell Common Stock of the Company to the public without registration, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to each Buyer forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company under the Securities Act and the Exchange Act and (iii) such other information as may be reasonably requested by each Buyer in availing itself of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         5.8 No Offers or Sales. Notwithstanding any other provision of this Agreement, except with the written consent of Rauscher Pierce Refsnes, Inc. or as otherwise contemplated herein or in the Private Placement Memorandum, the Company will not, during a period of 90 days after the Closing Date, directly or indirectly, contract to sell or announce or make any offering, sale or other disposition of any shares of Common Stock (except pursuant to this Agreement), nor sell or grant options, rights or warrants with respect to any shares of Common Stock or any preferred stock of the Company, directly or indirectly.

         5.9 No Investment Company. The Company will not cause itself to become an "investment company," as such term is defined under the Investment Company Act of 1940, as amended. The Company will use the proceeds received by it from the sale of the Common Stock in the manner specified in the Private Placement Memorandum under "Use of Proceeds."

                                   ARTICLE VI

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

         The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         6.1 Representations and Warranties True. All the representations and warranties of Buyers contained in this Agreement shall be true and correct on and as of the Closing Date, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date.

         6.2 Covenants and Agreements Performed. Buyers shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

         6.3 Legal Proceedings. No Proceeding (as hereinafter defined) shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

         6.4 Other Documents. The Company shall have received such certificates, instruments, and documents as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

         6.5 Approval of Counsel to the Company. All legal matters in connection with the consummation of the transactions contemplated hereby and all agreements, instruments, and documents delivered in connection therewith shall be reasonably satisfactory in form and substance to Lynch, Chappell & Alsup, a professional corporation, legal counsel to the Company.

                                  ARTICLE VII

                      CONDITIONS TO OBLIGATIONS OF BUYERS

         The obligations of Buyers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         7.1 Representations and Warranties True. All the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date.

         7.2 Covenants and Agreements Performed. The Company shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         7.3 Opinion of Counsel. Each Buyer shall have received an opinion of Lynch, Chappell & Alsup, a professional corporation, legal counsel to the Company, dated the Closing Date, covering the matters described and set forth in Sections 3.1 through and including Section 3.8. In rendering such opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by directors and officers of the Company and by the government officials and upon such other documents and data as such counsel deems appropriate as a basis for such opinion and, with respect to certain portions of Sections 3.5 and 3.6, such opinion may be limited to the best knowledge of such counsel.

         7.4 Legal Proceedings. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

         7.5 Other Documents. Each Buyer, or NORWEST BANK TEXAS, MIDLAND, N.A., as escrow agent for the Company, shall have received a stock certificate or certificates in definitive form representing the Shares purchased by it, registered in the name of such Buyer and duly executed by the Company.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENTS AND WAIVER

         8.1 Termination. As between the Company and each Buyer severally (but not jointly), this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

                 (a) by mutual written consent of the Company and any Buyer (but only as to such Buyer); or

                 (b) by the Company, if, on the Closing Date, any of the conditions set forth in Article VI as to any Buyer shall not have been satisfied by such Buyer and shall not have been waived by the Company; or

                 (c) by any Buyer, if, on the Closing Date, any of the conditions set forth in Article VII shall not have been satisfied by the Company and shall not have been waived by such Buyer.

         8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1 by the Company, on the one hand, or a Buyer, on the other, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect as between such Buyer and the Company, except that (i) the agreements contained in this Section and in Sections 5.1, 5.4 and 5.5 and Article IX shall survive the termination hereof, and (ii) this Agreement shall remain in force and effect as to the Company and all other remaining Buyers. Nothing contained in this Section shall relieve any party from liability for any breach of this Agreement.

         8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by or on behalf of all the parties hereto.

         8.4 Waiver. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The provisions of this Agreement may not be waived except by an instrument in writing signed by or on behalf of the party against whom such waiver is sought to be enforced.

                                   ARTICLE IX

                          SURVIVAL OF REPRESENTATIONS;
                                INDEMNIFICATION

         9.1 Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party.

         9.2 Indemnification by Company. The Company shall indemnify, defend and hold harmless Buyers from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by Buyers, directly or indirectly, by reason of or resulting from any breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto.

         9.3 Indemnification by Buyers. Each Buyer severally (but not jointly) shall indemnify, defend and hold harmless the Company from and against any and all Damages asserted against, resulting to, imposed upon or incurred by the Company, directly or indirectly, by reason of or resulting from any breach by such Buyer of any of its representations, warranties, covenants or agreements contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto.

         9.4 Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 9.2 or 9.3 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interest which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

                                   ARTICLE X

                                 MISCELLANEOUS

         10.1 Notices. All notices, requests, demands and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or transmitted by first class registered or certified mail, postage prepaid, return receipt requested, to the parties at the addresses set forth opposite their names on the signature page hereof (in the case of the Company) and on Annex I hereto (in the case of Buyers) (or at such other addresses as shall be specified by the parties by like notice).

         10.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         10.3 Binding Effect; Assignment; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto. Except as provided in Section 5.3, nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns, any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         10.4 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         10.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         10.6 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

                                   ARTICLE XI

                                  DEFINITIONS

         As used in this Agreement, each of the following terms has the meaning given it in this Article:

                 "Applicable Law" means any statute, law, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity to which a specified person or property is subject.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Governmental Entity" means any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

                 "Proceedings" means all proceedings, actions, suits, investigations and inquiries by or before any arbitrator or Governmental Entity.

                 "Securities Act" means the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the date and year first above written.

                                        TMBR/SHARP DRILLING, INC.
Address:
4607 West Industrial
Midland, Texas  79703                   By: /s/ Thomas C. Brown
                                            ------------------------------------
                                            Thomas C. Brown, Chairman of the
                                            Board of Directors


                                        BUYER

                                        [Name of Selling Stockholder]
                                        ----------------------------------------

                                        By:  /s/
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                     ---------------------------

                                    ANNEX I



             Name          Social Security or                            Total
         and Address            Taxpayer              Number of         Purchase
           of Buyer       Identification Number    Shares Purchased      Price
         -----------      ---------------------    ----------------     --------





                                                              __________________
                                                              Initialed by Buyer


         [This Annex I is attached to and made a part of that certain Stock Purchase Agreement between TMBR/Sharp Drilling, Inc. and the Buyer named above.]